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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2002

                     THE NEW AMERICA HIGH INCOME FUND, INC.
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             (Exact name of registrant as specified in its charter)

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
Maryland                                 811-05399                              04-2995419
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(State or other jurisdiction of
incorporation)                           (Commission File Number)               (IRS Employer Identification No.)

33 Broad Street, Boston, MA                                                     02109
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(Address of principal executive office)                                         (Zip code)

Registrant's telephone number, including area code:                             (617) 263-6400
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N/A
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(Former name or former address, if changed since last report)

Item 5. Other Events

Effective February 28, 2002, Earl E. McEvoy will succeed Catherine A. Smith as the portfolio manager at Wellington Management, LLP primarily responsible for managing the investment portfolio of The New America High Income Fund, Inc.

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
Date: February 28, 2002                         THE NEW AMERICA HIGH INCOME FUND, INC.
                                                -----------------------------------------------------------------
                                                (Registrant)

                                                By: /s/ Ellen E. Terry
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                                                Ellen E. Terry
                                                Vice President and Treasurer
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